Provisions	12 Months Ended
Dec. 31, 2022
Disclosure of other provisions [abstract]
Provisions

21 Provisions

(€ million)	Provisions for site restoration, abandonment and social projects	Environmental provisions	Provisions for litigations	Provisions for taxes other than income taxes	Loss adjustments and actuarial provisions for Eni's insurance companies	Provisions for losses on investments	Provisions for Everen (ex OIL) insurance cover	Other	Total
Carrying amount at December 31, 2021	9,621	2,206	452	211	295	195	93	520	13,593
New or increased provisions	381	1,923	552	54	115	37	4	320	3,386
Initial recognition and changes in estimates	(80)								(80)
Accretion discount	218	(18)						(1)	199
Reversal of utilized provisions	(567)	(364)	(24)	(8)	(95)			(160)	(1,218)
Reversal of unutilized provisions	(5)	(223)	(51)	(2)				(21)	(302)
Currency translation differences	303	3	16	10		3		9	344
Changes in scope of consolidation	(553)			(66)				1	(618)
Other changes	4	(24)	2	20	12	(46)		(5)	(37)
Carrying amount at December 31, 2022	9,322	3,503	947	219	327	189	97	663	15,267

Provisions for site restoration, abandonment and social projects include: (i) for €7,757 million the present value of the estimated costs that the Company expects to incur for dismantling oil and natural gas production facilities at the end of the producing lives of fields, well-plugging, site clean-up and restoration; (ii) for €1,060 million the estimated costs for social projects in the Exploration & Production segment, referring for €664 million to the estimate of the costs for social projects to be incurred following the commitments between Eni SpA and the Basilicata region in relation to the oil development program in the Val d'Agri concession area; (iii) for €475 million the estimated abandonment costs of production lines and auxiliary logistics structures of the Refining & Marketing business. In 2022, the site restoration and abandonment provision related to the demolition and removal of production lines and auxiliary refining logistics structures for which management assessed the absence of economic prospects in the current scenario of refined products, as well as the non-feasibility of reconversion or reuse options in decarbonisation processes, in line with Eni's strategy of progressive disengagement from the sector. Initial recognition and change in estimate includes the effect of discounting future decommissioning costs of oil & gas plants, net of cost revision estimates of the initial recognition of new projects. The unwinding of discount recognized through profit and loss for was determined based on discount rates ranging from -0.3% to 6.1% (from -0.4% to 3.8% at December 31, 2021). Changes in the scope of consolidation mainly refer to the deconsolidation of the Angolan companies merged into JV Azule Energy Holdings Ltd for €561 million. Main expenditures associated with decommissioning operations are expected to be incurred over a fifty-year period with utilizations essentially starting after 12 months.

Provisions for environmental risks included the estimated costs for environmental clean-up and remediation of soil and groundwater in areas owned or under concession where the Group performed in the past industrial operations that were progressively divested, shut down, dismantled or restructured. The provision was accrued because at the balance sheet date there is a legal or constructive obligation for Eni to carry out environmental clean-up and remediation and the expected costs can be estimated reliably. The provision included the expected charges associated with strict liability related to obligations of cleaning up and remediating polluted areas that met the parameters set by law at the time when the pollution occurred but presently are no more in compliance with current environmental laws and regulations, or because Eni assumed the liability borne by other operators when the Company acquired or otherwise took over site operations. Those environmental provisions are recognized when an environmental project is approved by or filed with the relevant administrative authorities or a constructive obligation has arisen whereby the Company commits itself to performing certain cleaning-up and restoration projects and a reliable cost estimation is available. In 2022, a provision of €1,245 million was recognized relating to current groundwater remediation activities at brownfield sites in Italy, estimated on the basis of management experience and accumulated know-how on the scope, extent and timing of implementation of the activities and a more certain regulatory framework which made it possible to reliably determine future charges. At December 31, 2022, environmental provision primarily related to Eni Rewind SpA for €2,391 million and to the Refining & Marketing business line for €705 million.

Litigation provisions comprised expected liabilities associated with legal proceedings and other matters arising from contractual claims, including arbitrations, fines and penalties due to antitrust proceedings and administrative matters. The provision was allocated on the basis of the best estimate of the existing liability at the balance sheet date and refers to the Global Gas & LNG Portfolio segment for €371 million and to the Exploration & Production segment for €315 million.

Provisions for uncertain taxes matters related to the estimated losses that the Company expects to incur to settle tax litigations and tax claims pending with tax authorities in relation to uncertainties in applying rules in force were in respect of the Exploration & Production segment for €194 million.

Loss adjustments and actuarial provisions of Eni’s insurance company Eni Insurance DAC represented the estimated liabilities accrued on the basis for third party claims. Against such liability was recorded receivables of €78 million recognized towards insurance companies for reinsurance contracts.

Provisions for losses on investments included provisions relating to investments whose loss exceeds the equity and primarily related to Industria Siciliana Acido Fosforico - ISAF - SpA (in liquidation) for €154 million.

Provisions for the Everen (ex OIL) insurance coverage included insurance premiums which will be charged to Eni in the next five years by the mutual insurance company in which Eni participates together with other oil companies.